Events After the Reporting Date	12 Months Ended
Dec. 31, 2021
Events After the Reporting Date
Events After the Reporting Date

Note 25. Events After the Reporting Date

Receipt of a €4 million milestone payment from AbbVie following the initiation of the Phase IIb study for Cedirogant

On January 31, 2022, the Company announced the receipt of a €4.0 million milestone payment from AbbVie, following the enrollment of the first psoriasis patient in the ongoing Phase IIb clinical study with Cedirogant (ABBV-157)1, an oral RORy reverse agonist jointly discovered by Inventiva and AbbVie for the treatment of autoimmune diseases.

This milestone payment is recognized as revenue over 2021, as the enrolment of the first patient took place in November 2021 (see Note 16, “Revenues and other income”).

Service Agreement with Summit Clinical Services LLC ("Summit")

In February 2022, as part of the conduct of the Phase III Nash study, the Company entered into a service contract with Summit. The purpose of the contract is to obtain Summit's services to increase the speed of recruitment of volunteers for the NATiV3 clinical trial and to increase their commitment to this clinical trial, in order to avoid mid-trial defections. The Company agreed to pay for the services rendered by Summit over the entire period from the effective date of the contract to March 2029, for a minimum amount of USD 4.3 million. If the Company requests Summit to extend the services rendered, this amount may increase by approximately USD 1.6 million.